UNITED STATES

SECURITY AND EXCHANGE COMMISSION

Washington,  D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

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National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2019, the registrant received notice that after 41 years with the Company, Randy F. Lieble, the Company’s Chief Financial Officer, Vice President, and Treasurer will retire and resign his Officer positions as of September 1, 2019.  Mr. Lieble will continue with his role on the Company’s Board of Directors.

On May 22, 2019, the registrant announced the election of David Peuse, 49, to Treasurer.  Prior to that date he had most recently served the Company as Controller and in other capacities as Manager of General Accounting, Cost Manager, Business Analyst, and Internal Auditor.  Mr. Peuse has been associated with the Company since 1996.

Item 5.07  Submission of Matters to a Vote of Security Holders

The registrant held its Annual Meeting of Stockholders on May 21, 2019.  At the meeting, stockholders re-elected Richard N. Cardozo and Patrick J. Quinn to serve as directors, each for a three-year term ending at the annual meeting to be held in 2022, and ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.  A press release regarding the outcome of the votes of stockholders is attached hereto as Exhibit 99.1.

Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Broker Non-Votes

Richard N. Cardozo	4,133,642	1,826,709	708,057
Patrick J. Quinn	5,634,939	325,412	708,057

Ratify the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

6,615,524	39,951	12,933	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Presto Industries, Inc. dated May 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: May 23, 2019	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer